Exhibit 10.3

Execution Version

SECURITY AGREEMENT
    dated as of September 1, 2023
of
OPAL FUELS INTERMEDIATE HOLDCO LLC and each other Grantor listed on the signature pages hereof in favor of
BANK OF AMERICA, N.A. as Collateral Agent

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TABLE OF CONTENTS

    i    [Security Agreement]

    ii    [Security Agreement]

Schedules
Schedule 1    Address for Notices and Jurisdiction of Organization
Schedule 2    Scheduled Collateral
Schedule 3    Perfection Matters

    iii    [Security Agreement]

SECURITY AGREEMENT
THIS SECURITY AGREEMENT (this “Agreement”) is made as of September 1, 2023, by OPAL Fuels Intermediate HoldCo LLC (“Borrower”) and each other Grantor listed on the signature pages hereof in favor of Bank of America, N.A., as collateral agent under the Credit Agreement (the “Collateral Agent”).
RECITALS
A.    Borrower, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent, the Collateral Agent, certain LC Issuers (collectively, the “LC Issuers”) and certain lenders (collectively, the “Lenders”) are parties to the Credit and Guarantee Agreement of even date herewith (as from time to time supplemented, amended, restated, or otherwise modified, the “Credit Agreement”).
B.    Pursuant to the Credit Agreement, the Lenders and the LC Issuers have agreed to make loans and extend credit to Borrower and pursuant to Swaps certain Lenders or their Affiliates may enter into other transactions with the Restricted Persons.
C.    In order to induce the Secured Parties to make such loans and to enter into the Swaps, each Grantor has agreed to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral.
NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties acknowledge, each Grantor and the Collateral Agent hereby agree as follows:
ARTICLE I

Definitions and References
Section 1.1.    Definitions in Credit Agreement. Capitalized terms used herein and not otherwise defined have the respective meanings specified in the Credit Agreement.
Section 1.2.    Definitions in the UCC, etc. Unless otherwise defined herein, the following terms have the meanings specified in the UCC:
(a)    Account.
(b)    Chattel Paper.
(c)    Commercial Tort Claim.
(d)    Deposit Account.
(e)    Document.
(f)    Electronic Chattel Paper.
(g)    Equipment.
(h)    Financial Asset.
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(i)    Fixtures.
(j)    General Intangible.
(k)    Goods.
(l)    Instrument.
(m)    Inventory.
(n)    Investment Property.
(o)    Letter of Credit Right.
(p)    Payment Intangible.
(q)    Proceeds.
(r)    Securities Account.
(s)    Security.
(t)    Security Entitlement.
(u)    Software.
(v)    Supporting Obligations.
Other terms used in this Agreement that are defined in the UCC and not otherwise defined herein or in the Credit Agreement have the meanings specified in the UCC, unless the context otherwise requires.
Section 1.3.    Definitions in this Agreement. The following terms have the following meanings:
“Account Collateral” means (a) each Secured Account and (b) all cash, instruments, Investment Property, Securities, Securities Entitlements and other Financial Assets at any time on deposit in or credited to any Secured Account, including all income, earnings and distributions thereon and all proceeds of any and all of the foregoing, including whatever is received or receivable upon any collection, exchange, sale or other disposition of any of the foregoing and any property into which any of the foregoing is converted, whether cash or non-cash proceeds, and any and all amounts payable under or in connection with any of the foregoing.
“Account Debtor” means any Person who is or who may become obligated to Borrower under, with respect to or on account of an Account.
“Borrower” has the meaning specified in the preamble.
“Collateral” means, with respect to any Grantor, all property described in Section 2.1 in which such Grantor has any right, title or interest. References to Collateral herein with respect to a Grantor are intended to refer to Collateral in which such Grantor has any right, title or interest

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and not to Collateral in which any other Grantor has any right, title or interest. For avoidance of doubt, Collateral shall not include any Excluded Assets.
“Collateral Agent” has the meaning specified in the preamble.
“Copyright Licenses” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting any right to the Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.
“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO.
“Credit Agreement” has the meaning specified in Recital A.
“Equity” in any Person means any share of capital stock issued by such Person, any general or limited partnership interest, profits interest, capital interest, membership interest, or other equity interest in such Person, any option, warrant or any other right to acquire any share of capital stock or any partnership, profits, capital, membership or other equity interest in such Person, and any other voting security issued by such Person.
“Grantor” means each Person granting a security interest in any Collateral pursuant to this Agreement. References to “Grantor” in this Agreement are intended to refer to each such Person as if such Person were the only grantor pursuant to this Agreement, except:
(a)    that references to “any Grantor” are meant to refer to each Person that is a Grantor;
(b)    that references to “the Grantors” are meant to refer collectively to all Persons that are Grantors; and
(c)    as otherwise may be specifically set forth herein.
“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, the intellectual property rights in Software and databases and related documentation and all additions and improvements to the foregoing.
“Lenders” has the meaning specified in Recital A.
“Licenses” means any (i) Patent License, (ii) Trademark License, (iii) Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

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“Limited Perfection Collateral” has the meaning given such term in the Credit Agreement.
“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of such Grantor under any such agreement
“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters Patent of the United States or any other country in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of the United States or any other country, including registrations, recordings and pending applications in the USPTO, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.
“Pledged Debt” means all Investment Property of a Grantor and General Intangibles of a Grantor constituting or pertaining to Indebtedness owing by any Person to such Grantor.
“Pledged Equity” means all Investment Property and General Intangibles of any Grantor constituting Equity in Persons other than Excluded Equity.
“Securities Act” means the Securities Act of 1933.
“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that the any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.
“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, domain names, logos, designs, fictitious business names and other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any other country or State of the United States or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by any Grantor and (b) all goodwill connected with the use of and symbolized thereby.
“UCC” means the Uniform Commercial Code in effect in the State of New York from time to time; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
“USCO” means the United States Copyright Office.
“USPTO” means the United States Patent and Trademark Office.

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Section 1.4.    Rules of Construction; References and Titles. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
(a)    Any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).
(b)    Unless otherwise specified, any reference herein to any Person shall be construed to include such Person’s successors and assigns.
(c)    The words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.
(d)    All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.
(e)    Any reference to any Law herein shall, unless otherwise specified, refer to such Law as amended, modified or supplemented from time to time.
(f)    The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(g)    Except as specified otherwise, references to any document, instrument, or agreement shall include:
(i)    all exhibits, schedules, and other attachments thereto; and
(ii)    all documents, instruments, or agreements issued or executed in replacement thereof.
(h)    A title appearing at the beginning of any subdivision is for convenience only, does not constitute any part of such subdivision and shall be disregarded in construing the language contained in such subdivision.
(i)    The phrases “this Section” and “this subsection” and similar phrases refer only to the section or subsection hereof in which such phrases occur.
(j)    The word “or” is not exclusive, and the word “including” (in all of its grammatical variations) means “including without limitation”.
ARTICLE II

Security Interest
Section 2.1.    Grant of Security Interest. As collateral security for the payment and performance of all Secured Obligations, each Grantor pledges, collaterally assigns and grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all

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right, title and interest of such Grantor in and to all of the following property, whether now owned or existing or hereafter acquired or arising, regardless of where located and howsoever Grantor’s interests therein arise, whether by ownership, security interest, claim or otherwise:
(a)    Accounts;
(b)    all Pledged Equity, whether constituting General Intangibles or Investment Property, including all Pledged Equity listed on Schedule 2;
(c)    Account Collateral;
(d)    General Intangibles, including all Payment Intangibles and rights under Swaps;
(e)    Documents;
(f)    Instruments;
(g)    Inventory;
(h)    Equipment including all parts thereof, all accessions thereto, and all replacements therefor;
(i)    Fixtures;
(j)    Deposit Accounts;
(k)    Investment Property, and all dividends, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any Investment Property and all subscriptions, warrants, rights or options issued thereon or with respect thereto, including Pledged Debt;
(l)    Commercial Tort Claims;
(m)    Letter of Credit Rights;
(n)    Chattel Paper;
(o)    Electronic Chattel Paper;
(p)    Intellectual Property;
(q)    Goods;
(r)    books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, land and title records, geological and geophysical records and data, reserve engineering records and data, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) pertaining to any Collateral or to any Qualified Project;
(s)    money and Property of any kind from time to time in the possession or under the control of any Secured Party; and

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(t)    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.
Notwithstanding the foregoing or anything to the contrary in this Agreement, this Agreement does not grant a security interest in or constitute a pledge of any Excluded Assets.
Section 2.2.    Secured Obligations Secured.
(a)    The security interest created hereby in the Collateral secures the payment and performance of all Secured Obligations.
(b)    Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor or general principles of equity.
ARTICLE III

Representations and Warranties
Section 3.1.    General Representations and Warranties Applicable to the Collateral. Each Grantor represents and warrants to the Secured Parties as follows:
(a)    Each Grantor has and will have at all times the right, power and authority to grant to the Collateral Agent as provided herein a security interest in the Collateral, free and clear of any Lien, other than Permitted Liens. This Agreement creates a valid and binding security interest in favor of the Collateral Agent in the Collateral, securing the Secured Obligations.
(b)    None of the Collateral in which such Grantor has granted a security interest that constitutes Equipment or Inventory:
(i)    is subject to any landlord’s lien or similar Lien, except for Permitted Liens; and
(ii)    is in the possession of any Person other than such Grantor or the Collateral Agent, except for Collateral being transported or held in the ordinary course of business.
(c)    To the full extent required by Section 4.3 hereof, such Grantor has delivered to the Collateral Agent all Instruments and other writings evidencing Pledged Debt in existence on the date hereof to the extent constituting Collateral, in suitable form for transfer by delivery with any necessary endorsement or accompanied by fully executed instruments of transfer or assignment in blank.
(d)    Such Grantor has no Deposit Accounts (other than Excluded Accounts) as of the date hereof other than those listed on Schedule 2.
(e)    Such Grantor has no Securities Account as of the date hereof other than those listed on Schedule 2.
(f)    Such Grantor is the beneficiary of no Letter of Credit Right in excess of $1,000,000 as of the date hereof other than those listed on Schedule 2.

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(g)    Such Grantor is not aware of any Commercial Tort Claim that it may have in excess of $1,000,000 individually and $2,000,000 in the aggregate as of the date hereof other than those listed on Schedule 2.
(h)    As of the date hereof, such Grantor is an entity of the type specified on Schedule 1 opposite its name and is organized under the Laws of the jurisdiction specified in such Schedule opposite its name, which is such Grantor’s location pursuant to the UCC. As of the date hereof and except as disclosed in Section 5.13 of the Disclosure Schedule, such Grantor has not conducted business during the one year period preceding the Closing Date except under the name in which it has executed this Agreement, which is the legal name of Grantor pursuant to such Grantor’s Organizational Documents. Also set forth in Schedule 1 is the organizational identification number, if any, of the Grantor that is a registered organization.
(i)    Such Grantor has good and valid title to the Collateral, free and clear of all Liens, except for the security interest created by this Agreement and any other Permitted Liens. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable Laws covering any Collateral or (ii) any assignment in which the Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens and assignments or protective or precautionary filings permitted or not prohibited by the Credit Agreement.
(j)    This Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral and the proceeds thereof except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights or general principles of equity. In the case of (a) the Pledged Equity, when, to the extent such Pledged Equity membership interests are certificated, the certificates representing such Pledged Equity are delivered to the Collateral Agent accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify, (b) the other Collateral that can be perfected by the filing of financing statements under the UCC, when financing statements specified on Schedule 3 (which the Collateral Agent is authorized to file) are filed in the offices specified on Schedule 3, and (c) the Account Collateral, when each relevant Deposit Account Control Agreement is executed and delivered by the parties thereto, the security interest created under this Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of each Grantor in such Collateral and the Proceeds thereof, as security for such Grantor’s Secured Obligations, in each case prior and superior in right to any other Person except Permitted Liens. No other filings or actions are required to create, preserve, protect and perfect the security interests in the Collateral (other than Limited Perfection Collateral) granted to the Collateral Agent pursuant to the Security Documents.
(k)    Such Grantor, if other than Borrower, has, independently and without reliance upon Collateral Agent or any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is or is to be a party, and Grantor, if other than Borrower, has established adequate means of obtaining from each other Grantor on a continuing basis information pertaining to, and is now and on a continuing basis will have the means to satisfy itself with the business, condition (financial or otherwise), operations, and Properties of each other Grantor.
Section 3.2.    Representations and Warranties Applicable to Pledged Equity.

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(a)    All units and other securities constituting Pledged Equity have been duly authorized and validly issued and, to the extent applicable, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person or of any agreement by which such Grantor or any issuer of Pledged Equity is bound.
(b)    As of the Closing Date, the Pledged Equity listed on Schedule 2 constitutes all Equity owned by the Grantors in their respective Subsidiaries (other than Excluded Equity). All endorsements, deliveries, notifications, and other actions required by Section 4.2(e)(i) and (ii) have been taken or will promptly be taken with respect to such Pledged Equity and all other Pledged Equity.
(c)    All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer or pledge of any Pledged Equity (or rights in respect thereof) have been paid.
(d)    No restriction, condition, option or right of first refusal exists with respect to the transfer, voting or capital of any Pledged Equity, except for restrictions and conditions set forth in the applicable Organizational Documents.
(e)    Except as disclosed on Schedule 2, neither such Grantor nor any issuer of Pledged Equity has any outstanding subscription agreement, option, warrant or convertible security outstanding or any other right outstanding pursuant to which any Person would be entitled to have issued to it units of ownership interest in any issuer of Pledged Equity owned by such Grantor.
(f)    Schedule 2 correctly and completely reflects all Pledged Equity owned by such Grantor as of the date hereof, and Schedule 2 accurately sets forth the percentage of each class or series of Equity issued by the issuer of such Pledged Equity that is held by such Grantor as of the date hereof.
(g)    Schedule 2 sets forth all operating, management, voting and shareholder agreements (other than the Organizational Documents of the applicable issuer) to which such Grantor is a party or by which it is bound that relate to Pledged Equity as of the date hereof and a correct and complete copy of each such operating, management, voting and shareholder agreement has been delivered to counsel for the Collateral Agent.
(h)    Neither such Grantor nor, to such Grantor’s knowledge, any other holder of Equity issued by any issuer of Pledged Equity has issued or received notice of default under any agreement relating to Pledged Equity.
(i)    Neither the execution, delivery nor performance of this Agreement nor the exercise of any right or remedy of the Collateral Agent hereunder will cause a default under any agreement in respect of Pledged Equity or otherwise adversely affect or diminish any Pledged Equity.
(j)    Such Grantor’s rights under any agreement in respect of Pledged Equity are enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights or general principles of equity.

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ARTICLE IV

Covenants and Limitations
Section 4.1.    General Covenants Applicable to Collateral. Each Grantor will at all times perform and observe the covenants contained in the Credit Agreement that are applicable to such Grantor (whether made by such Grantor or made by Borrower with respect to such Grantor) for so long as this Agreement remains in effect. In addition, each Grantor will, so long as this Agreement shall be in effect, perform and observe the following:
(a)    Without limitation of any other covenant herein, such Grantor shall not cause or permit any change in its name, type of organization or any change to its jurisdiction of organization, unless it shall have:
(i)    notified the Collateral Agent of such change prior to the effective date of such change (or such other date as the Collateral Agent may agree to); and
(ii)    taken all action reasonably requested by the Collateral Agent (under the following subsection (b) or otherwise) for the purpose of further confirming and protecting the Collateral Agent’s security interest and rights in the Collateral (other than Limited Perfection Collateral) of such Grantor under this Agreement and the perfection and priority thereof (subject to Permitted Liens).
(b)    Each Grantor will, at its expense and as from time to time reasonably requested by the Collateral Agent, promptly execute, acknowledge, deliver and cause to be filed all further instruments, agreements, filings and registrations, and take all further action, in order:
(i)    to confirm and validate this Agreement and the Collateral Agent’s rights and remedies with respect to the Collateral of such Grantor hereunder;
(ii)    to correct any error or omission (as reasonably requested by the Collateral Agent) in the description herein of the Secured Obligations or the Collateral of such Grantor;
(iii)    to perfect, register and protect the security interest and rights created or purported to be created hereby or to maintain in rank the priority of such security interests and rights (subject to Permitted Liens) in the Collateral (other than Limited Perfection Collateral) of such Grantor;
(iv)    to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder; or
(v)    otherwise to give the Collateral Agent the full benefits of the rights and remedies described in or granted under this Agreement.
In connection with the foregoing, each Grantor will, whenever reasonably requested by the Collateral Agent:
(A)    execute and file any financing statement or continuation statement or, other than with respect to Limited Perfection Collateral, other filing or registration relating to the Collateral Agent’s security interest in the Collateral of such Grantor and rights hereunder, and any amendment thereto;

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(B)    mark its books and records relating to any Collateral of such Grantor to reflect that such Collateral is subject to this Agreement and the security interests hereunder;
(C)    use commercially reasonable efforts to obtain from any Account Debtor or other obligor in respect of any property included in the Collateral of such Grantor an acknowledgment by such Account Debtor or obligor that such property is subject to this Agreement; and
(D)    use commercially reasonable efforts to defend the Collateral Agent’s title to the Collateral against all Persons and to defend the security interest of the Collateral Agent and the priority thereof against any Lien other than Permitted Liens.
(c)    No Grantor shall take any action that would, or fail to take any action if such failure would, impair in any material respect the enforceability, perfection or priority (subject to Permitted Liens) of the Collateral Agent’s security interest in any Collateral (other than Limited Perfection Collateral) of such Grantor.
Section 4.2.    Covenants Applicable to Pledged Equity
(a)    If a Grantor shall at any time hold or acquire any certificated security evidencing Collateral of such Grantor, including the certificates representing or evidencing Equity, such Grantor will endorse, assign, and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank within the time period and subject to the conditions set forth in Section 4.1(a)(ii)(B) of the Credit Agreement and, in the case of Equity obtained after the date thereof, promptly and as the Collateral Agent may from time to time specify.
(b)    If any Security that is Collateral of a Grantor is now or hereafter acquired by such Grantor and is uncertificated and is issued to such Grantor or its nominee directly by the issuer thereof, such Grantor will promptly notify the Collateral Agent of such issuance and, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, cause the issuer thereof to agree to comply with instructions from the Collateral Agent as to such Security, without further consent of such Grantor or such nominee, or take such other action as the Collateral Agent may reasonably approve in order to perfect the Collateral Agent’s security interest in such security.
(c)    Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Equity pledged hereunder to, and each Grantor that is an issuer of any Pledged Equity pledged hereunder agrees to, (i) comply with any instruction received by it from the Collateral Agent in writing, without any other or further instructions from such Grantor, and such Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Equity directly to the Collateral Agent for the benefit of the Secured Parties.
(d)    Any Grantor that is a partnership or limited liability company shall not permit any Pledged Equity issued by it that is a General Intangible to become Investment Property without having taken any action reasonably required by the Collateral Agent to maintain the Lien of the Collateral Agent in such Pledged Equity (other than with respect to Limited Perfection Collateral).
(e)    No Grantor shall:

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(i)    adjust, settle, compromise, amend or modify in any material respect any right in respect of any Pledged Equity or any material agreement relating thereto;
(ii)    permit the creation of any additional Equity in any issuer of Pledged Equity, unless immediately upon creation the same is pledged to the Collateral Agent pursuant hereto to the extent necessary to give the Collateral Agent a security interest (subject to Permitted Liens) in such Pledged Equity after such creation that is in the aggregate at least the same percentage of such Pledged Equity as was subject hereto before such issue, whether such additional interest is presently vested or will vest upon the payment of money or the occurrence or nonoccurrence of any other condition; or
(iii)    enter into any agreement, other than the Loan Documents, creating, or otherwise permit to exist, any restriction or condition upon the transfer or exercise of any rights in respect of any Pledged Equity, including any restriction or condition upon the transfer, voting or control of any Pledged Equity, except for any such restrictions existing on the Closing Date in Organizational Documents and in any operating, management, voting or shareholder agreement with any other holder of such Pledged Equity; provided that a copy of such operating, management, voting or shareholder agreement has been delivered to Collateral Agent or its counsel.
(f)    To the extent that the Collateral Agent has the right pursuant to the foregoing provisions of this Section 4.2 to give entitlement orders or instructions or directions to any issuer, securities intermediary or commodity intermediary or to withhold its consent to the exercise of any withdrawal or trading rights by any Grantor, the Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or trading rights by any Grantor, unless an Event of Default has occurred and is continuing.
Section 4.3.    Covenants Applicable to Specified Types of Collateral. For so long as this Agreement remains in effect but subject to Section 4.4 below:
(a)    Each Grantor will, promptly upon reasonable request by the Collateral Agent, deliver to the Collateral Agent all Instruments included in the Collateral of such Grantor. All such Instruments shall be held by or on behalf of the Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent, provided that, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall, promptly upon reasonable request of such Grantor and at such Grantor’s expense, make appropriate arrangements for making any Instrument previously delivered by such Grantor to the Collateral Agent available to such Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent requested by the Collateral Agent, against a trust receipt or like document).
(b)    For each Deposit Account (other than Excluded Accounts) that a Grantor at any time maintains, such Grantor will, at the reasonable request of the Collateral Agent, enter into a control agreement in form and substance reasonably satisfactory to the Collateral Agent with respect to such Deposit Accounts, which shall be in the form of a “springing” or “with activation” control agreement permitting such Grantor access to such Deposit Account unless an Event of Default has occurred and is continuing. This subsection shall not apply to the Excluded Accounts. The Collateral Agent agrees with each Grantor that the Collateral Agent will not give any instructions to a depositary bank directing the disposition of funds from time to time credited

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to any Deposit Account or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing; provided that, in the event of a draw on a DSR Letter of Credit, the Collateral Agent may transfer the proceeds of such DSR Letter of Credit draw to the Administrative Agent on a written instruction of the Administrative Agent.
Section 4.4.    Limitations on Perfection of Specified Types of Collateral. Notwithstanding anything to the contrary in this Article IV or otherwise in this Agreement or any other Loan Document, no Grantor shall be required to take any action (other than the delivery of “all asset” UCC financing statements) with respect to the perfection of liens on or security interests in Limited Perfection Collateral.
ARTICLE V

Voting and Distribution Rights in Respect of Pledged Equity
Section 5.1.    Voting Rights. Unless and until the occurrence and continuance of an Event of Default, each Grantor shall be entitled to exercise all voting and other rights and powers relating or pertaining to the Pledged Equity of such Grantor or any part thereof for any purpose; provided that such Grantor shall not exercise or refrain from exercising any such right if such action would reasonably be expected to materially impair the Secured Parties’ interest therein or the value thereof or would conflict in any material respect with or result in the violation of any material provision of this Agreement or the Loan Documents.
Section 5.2.    Dividend Rights While No Event of Default Exists. Unless and until the occurrence and continuance of an Event of Default, each Grantor shall be entitled to receive and retain all dividends, interest and other Distributions paid in respect of the Pledged Equity owned by it if and to the extent that the payment thereof is not otherwise prohibited by the Loan Documents; provided that except as otherwise permitted by the Credit Agreement:
(a)     all dividends, interest and other Distributions paid or payable other than in cash in respect of, and Instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Equity;
(b)    all dividends and other Distributions paid or payable in cash in respect of any such Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus; and
(c)    all cash paid, payable or otherwise distributed in redemption of, or in exchange for, any such Pledged Equity, shall be, and shall be promptly delivered to the Collateral Agent to hold as, Collateral and shall be, if received by such Grantor, (i) received in trust for the benefit of the Collateral Agent, (ii) segregated from the other property, or (iii) funds of such Grantor and promptly delivered to the Collateral Agent as Pledged Equity in the same form as so received (with any necessary indorsement).
Section 5.3.    Actions by Collateral Agent. The Collateral Agent will execute and deliver (or cause to be executed and delivered) to such Grantor all such instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to receive the benefits of Section 5.1 above and to receive the dividends, interest payments or other Distributions that it is authorized to receive and retain pursuant to Section 5.2 above.

    13    [Security Agreement]

Section 5.4.    Rights While an Event of Default Exists. Upon the occurrence and during the continuance of an Event of Default (except as otherwise provided in the Credit Agreement):
(a)    All rights of a Grantor to receive the dividends, interest and other Distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.2 shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Equity such dividends, interest and other Distributions.
(b)    All dividends, interest and other Distributions that are received by a Grantor contrary to subsection (a) above shall be (i) received in trust for the benefit of the Collateral Agent, (ii) segregated from other funds of such Grantor, and (iii) promptly paid over to the Collateral Agent as Pledged Equity in the same form as so received (with any necessary indorsement).
ARTICLE VI

Remedies, Powers and Authorizations
Section 6.1.    Normal Provisions Concerning the Collateral.
(a)    Each Grantor irrevocably authorizes the Collateral Agent at any time and from time to time to file, without the signature of such Grantor, in any jurisdiction any amendments to existing financing statements and any initial financing statements and amendments thereto that:
(i)    indicate the Collateral as being:
(A)    “all assets of Grantor and all proceeds thereof, and all rights and privileges with respect thereto” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or the granting clause of this Agreement, but, in all cases, excluding the Excluded Assets; or
(B)    of an equal or lesser scope or with greater detail;
(ii)    contain any other information required for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Each Grantor will furnish any such information to the Collateral Agent promptly upon request.
(b)    Each Grantor appoints the Collateral Agent as such Grantor’s attorney in fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument:
(i)    to obtain and adjust any insurance required to be paid to the Collateral Agent pursuant hereto;
(ii)    to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof;

    14    [Security Agreement]

(iii)    to sign the name of such Grantor on any invoice or bill of lading relating to any of the Collateral;
(iv)    to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral;
(v)    to notify, or to require such Grantor to notify, Account Debtors to make payment directly to the Collateral Agent;
(vi)    to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes;
(vii)    to send verifications of accounts receivable to any Account Debtor;
(viii)    to ask for, demand, collect, sue for, recover, compound, receive, give acquittance and receipts for and give discharges and releases of moneys due and to become due under or in respect of any Collateral of such Grantor;
(ix)    to receive, indorse and collect any drafts or other Instruments or Documents;
(x)    to enforce any obligations included in the Collateral of such Grantor; and
(xi)    to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any Collateral of such Grantor or otherwise to enforce the rights of such Grantor or the Collateral Agent with respect to any Collateral of such Grantor.
Such power of attorney and proxy are coupled with an interest, are irrevocable, and are to be used by the Collateral Agent solely following the occurrence and during the continuation of an Event of Default for the sole benefit of the Secured Parties.
(c)    If any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may, following the occurrence and during the continuation of an Event of Default, but shall have no obligation to, itself perform, or cause performance of, such agreement or obligation and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 6.6.
(d)    If any Inventory with a value in excess of $1,000,000 individually or $2,000,000 collectively in which a Grantor has granted a security interest hereunder is at any time in the possession or control of any warehouseman, bailee or any of such Grantor’s agents, such Grantor shall, upon the reasonable request of the Collateral Agent, notify such warehouseman, bailee or agent of the Collateral Agent’s rights hereunder and instruct such Person to hold all such Inventory for the Collateral Agent’s account subject to the Collateral Agent’s security interest created herein. No such request by the Collateral Agent shall be deemed a waiver of any provision hereof that was otherwise violated by such Inventory being held by such Person prior to such instructions by such Grantor.
(e)    The Collateral Agent shall have the right, at any time following the occurrence and during the continuation of an Event of Default and upon not less than 3 Business Days’ prior written notice to Borrower, to register in the name of the Collateral Agent or any of its nominees

    15    [Security Agreement]

any Investment Property or other Pledged Equity, subject only to the voting rights retained pursuant to Section 5.1.
(f)    Anything herein to the contrary notwithstanding:
(i)    each Grantor shall remain liable to perform all duties and obligations under the agreements included in the Collateral of such Grantor to the same extent as if this Agreement had not been executed;
(ii)    the exercise by the Collateral Agent of any right hereunder shall not release a Grantor from any duty or obligation under any agreement included in the Collateral of such Grantor; and
(iii)    no Secured Party shall have any obligation or liability under the agreements included in the Collateral by reason of this Agreement, any other Loan Document or any other document, nor shall any Secured Party be obligated to perform any duty or obligation of any Grantor thereunder or take any action to collect or enforce any claim for payment assigned hereunder.
Section 6.2.    Event of Default Remedies. If an Event of Default shall have occurred and be continuing, the Collateral Agent may from time to time in its discretion, without limitation and without notice except as expressly provided below:
(a)    exercise in respect of the Collateral, in addition to any other right and remedy provided for herein, under the other Loan Documents, or otherwise available to it, all the rights and remedies of the Collateral Agent on default under the UCC and any other applicable Law, including the right, to the fullest extent permitted by law, upon not less than 3 Business Days’ prior written notice to Borrower, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and each Grantor agrees to take all such action as may be appropriate to give effect to such right);
(b)    require each Grantor to, and such Grantor will at its expense and upon request of the Collateral Agent, promptly assemble all or part of the Collateral of such Grantor as directed by the Collateral Agent and make it (together with all books, records and information of such Grantor relating thereto) available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;
(c)    prior to the Disposition of any Collateral:
(i)    to the extent permitted by applicable Law, enter, with or without process of law and without breach of the peace, any premises owned by a Grantor where any Collateral is or may be located, and without charge or liability to the Collateral Agent seize and remove such Collateral from such premises;
(ii)    have access to and use a Grantor’s books, records, and information relating to the Collateral of such Grantor; and
(iii)    store or transfer any Collateral without charge in or by means of any storage or transportation facility owned or leased by any Grantor, process, repair or recondition any Collateral or otherwise prepare it for Disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such

    16    [Security Agreement]

preparation and Disposition, use without charge any copyright, trademark, trade name, patent or technical process used by any Grantor;
(d)    reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;
(e)    Dispose of, at its office, on the premises of any Grantor or elsewhere, any Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (but that the sale of any Collateral shall not exhaust the Collateral Agent’s power of sale, and sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any Collateral;
(f)    to the extent permitted by applicable Law, buy (or allow any Secured Party to buy and/or credit bid) Collateral, or any part thereof, at any public sale;
(g)    to the extent permitted by applicable Law, buy (or allow any Secured Party to buy and/or credit bid) Collateral, or any part thereof, at any private sale if any Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations;
(h)    apply by appropriate judicial proceedings in accordance with applicable Law for appointment of a receiver for the Collateral, or any part thereof, and each Grantor consents to any such appointment;
(i)    comply with any applicable state or federal Law requirement in connection with a Disposition of Collateral and such compliance shall not be considered to affect adversely the commercial reasonableness of any sale of Collateral;
(j)    sell Collateral without giving any warranty, with respect to title or any other matter;
(k)    notify (or to require a Grantor to notify) any and all obligors under any Account, Payment Intangible, Instrument or other right to payment included in the Collateral of such Grantor of the assignment thereof to the Collateral Agent under this Agreement and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor and to the extent permitted by Law, to enforce collection of any such Account, Payment Intangible, Instrument or other right to payment and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor could have done. After any Grantor receives notice that the Collateral Agent has given (or after the Collateral Agent has required such Grantor to give) any notice referred to above in this subsection:
(i)    all amounts and proceeds (including instruments and writings) received by such Grantor in respect of any Account, Payment Intangible, Instrument or other right to payment included in the Collateral of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be, at the Collateral Agent’s discretion, either:
(A)    held as cash collateral and released to such Grantor upon the remedy of all Events of Default; or

    17    [Security Agreement]

(B)    while an Event of Default is continuing, applied as specified in Section 6.3; and
(ii)    no Grantor shall adjust, settle or compromise the amount or payment of any Account, Payment Intangible, Instrument, or other right to payment included in the Collateral of such Grantor or release wholly or partly any account debtor or obligor thereon or allow any credit or discount thereon;
(l)    give any entitlement order, instruction or direction in respect of any Investment Property of such Grantor to any issuer, securities intermediary, or commodity intermediary, and to withhold its consent to the exercise of any withdrawal rights or trading rights by such Grantor; and
(m)    give an instruction in accordance with any applicable Deposit Account Control Agreement or other control agreement entered into in accordance with the Loan Documents to any depository bank that maintains a Deposit Account for a Grantor with respect to the Disposition of funds credited thereto or restrict the ability of any Grantor to withdraw funds credited thereto, except as authorized in any other Loan Document.
To the extent notice of sale shall be required by Law with respect to Collateral of any Grantor, at least 10-days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; provided that, if the Collateral Agent fails in any respect to give such notice, its liability for such failure shall be limited to the liability (if any) imposed on it under the UCC or other applicable Law. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
Section 6.3.    Application of Proceeds. If an Event of Default shall have occurred and is continuing, any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon any Collateral shall be applied as payment for Secured Obligations as set forth in Section 9.3 of the Credit Agreement.
Section 6.4.    Deficiency. If the proceeds of any sale, collection or realization of or upon the Collateral of a Grantor by the Collateral Agent are insufficient to pay all Secured Obligations and all other amounts to which the Collateral Agent is entitled, such Grantor shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable Law, together with the reasonable and documented costs of collection and the reasonable and documented fees of any attorneys employed by the Collateral Agent and/or the other Secured Parties to collect such deficiency. Collateral may be sold at a loss to the Grantor owning such Collateral, and the Collateral Agent shall have no liability or responsibility to such Grantor for such loss. Each Grantor acknowledges that a private sale may result in less proceeds than a public sale.
Section 6.5.    Private Sales of Investment Property and Other Pledged Equity. The Secured Parties may deem it impracticable to effect a public sale of any Investment Property or other Pledged Equity and may determine to make one or more private sales of such Investment Property or other Pledged Equity to a restricted group of purchasers that will be obligated to agree, among other things, to acquire the same for their own account, for investment and not with a view to the distribution or resale thereof. Any such private sale may be at a price and on other terms less favorable to the seller than the price and other terms that might have been obtained at

    18    [Security Agreement]

a public sale. Any such private sale nevertheless shall be upon not less than 3 Business Days’ prior written notice to Borrower and to the extent permitted by applicable Law shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of being a private sale, and neither the Collateral Agent nor any other Secured Party shall have any obligation to delay sale of any such Investment Property or other Pledged Equity for the period of time necessary to permit their registration for public sale under the Securities Act. Any offer to sell any such Collateral that has been:
(i)    publicly advertised on a bona-fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or
(ii)    made privately in the manner described above to not less than 5 bona-fide offerees, shall be deemed to involve a “public disposition” under Section 9.610(c) of the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and any Secured Party may bid and/or credit bid for such Collateral.
Section 6.6.    Indemnity and Expenses. Section 11.4 of the Credit Agreement is incorporated herein by reference.
Section 6.7.    Non-Judicial Remedies. In granting to the Collateral Agent the power to enforce its rights hereunder without prior judicial process or judicial hearing, to the extent permitted by applicable Law, each Grantor waives, renounces and knowingly relinquishes any legal right that might otherwise require the Collateral Agent to enforce its rights by judicial process and confirms that such remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. The Collateral Agent may, however, in its discretion, resort to judicial process.
Section 6.8.    Limitation on Duty of the Collateral Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Agent shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.
Section 6.9.    Appointment of Other Agents(a)    . At any time, pursuant to Section 10.5 of the Credit Agreement, the Collateral Agent may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Collateral Agent, with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment.

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ARTICLE VII

Miscellaneous
Section 7.1.    Notices. Any notice or communication required or permitted hereunder shall be given in writing or by electronic transmission, sent in the manner provided in the Credit Agreement, if to the Collateral Agent or to a Grantor, to the address set forth in the Credit Agreement, or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given as provided in the Credit Agreement for notices given thereunder.
Section 7.2.    Amendments and Waivers. No amendment of this Agreement shall be effective unless it is in writing and signed by the Grantor to be bound thereby and the Collateral Agent, and no waiver of this Agreement or consent to any departure by any Grantor herefrom shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for that given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals required in the Credit Agreement. No such amendment shall bind any Grantor not a party thereto, but no such amendment with respect to any Grantor shall require the consent of any other Grantor.
Section 7.3.    Preservation of Rights. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by Law or otherwise.
Section 7.4.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 7.5.    Survival. Each representation and warranty, covenant and other obligation of Grantor herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Loan Document and the creation of the Secured Obligations until termination of each Lender’s Commitment and payment in full of all Obligations (other than contingent indemnification obligations not yet due and payable) and cash collateralization (or such other arrangement acceptable to Borrower and the applicable Lender Counterparty) of Lender Swap Obligations.

Section 7.6.    Binding Effect and Assignment. This Agreement shall:
(a)    be binding on Grantor and its successors and permitted assigns, and

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(b)    inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, permitted transferees and permitted assigns.
Without limiting the generality of the foregoing, the Collateral Agent and any other Secured Party may (subject to the limitations set forth in the Credit Agreement) pledge, assign or otherwise transfer any right under this Agreement to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted herein or otherwise. No right or duty of Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent.
Section 7.7.    Release of Collateral; Termination.
(a)    Upon any sale, lease, transfer or other Disposition of any Collateral of Grantor in accordance with and permitted by the Loan Documents, the Collateral Agent will, at Grantor’s expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence the release of such Collateral from the assignment and security interest granted hereby and such Liens in favor of the Collateral Agent granted thereon; provided that Grantor shall have delivered to the Collateral Agent, at least 5 Business Days prior to the date of the proposed release (or such later date as the Collateral Agent may approve), a written request for release describing the Collateral to be released, together with a certification by such Grantor stating that such transaction is in compliance with the terms of all of the Loan Documents and that the proceeds of such Collateral will be applied in accordance with the terms of the Loan Documents, if applicable (on which certification the Collateral Agent shall be entitled to rely without further inquiry).
(b)    After termination of each Lender’s Commitment and payment in full of all Obligations (other than contingent indemnification obligations not yet due and payable) and cash collateralization (or such other arrangement acceptable to Borrower and the applicable Lender Counterparty) of Lender Swap Obligations, this Agreement and the security interest created hereby (and thereby) shall terminate, all rights in the Collateral shall revert to Grantors, and the Collateral Agent, at a Grantor’s request and at its expense, will:
(i)    return to Grantor all of Grantor’s Collateral in the Collateral Agent’s possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and
(ii)    execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.
No Grantor is authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection with this Agreement without the prior written consent of the Collateral Agent, subject to Grantors’ rights under Sections 9.509(d)(2) and 9.518 of the UCC, this Section 7.7 and Section 7.8. Notwithstanding the foregoing, Sections 6.6 and 7.8 shall survive the termination of this Agreement.
Section 7.8.    Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.
(a)    The terms of Sections 11.7 and 11.10 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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(b)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.3 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.
Section 7.9.    Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS. THE PARTIES HERETO AGREE THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
Section 7.10.    Counterparts; Facsimile. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof.
Section 7.11.    Acceptance by the Collateral Agent; Miscellaneous. By its acceptance of the benefits hereof, the Collateral Agent and the Secured Parties shall be deemed to have agreed to be bound hereby and to perform any obligation on their part set forth herein.
Section 7.12.    Joinder of Additional Grantors. Upon the execution and delivery by any Subsidiary of the Borrower of a Joinder Agreement, (a) such Subsidiary shall become a Grantor with the same force and effect as if originally named as a Grantor herein, and each reference in this Agreement to a “Grantor” shall also mean and be a reference to such Subsidiary, and each reference in any other Loan Document to a “Grantor”, “Restricted Person” or a “Guarantor” shall also mean and be a reference to such Subsidiary; (b) each reference herein or in any of the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral granted by such Subsidiary pursuant to the terms of the Security Documents; and (c) each reference herein to “this Agreement”, “hereunder”, “hereof” or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such Joinder Agreement. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Collateral Agent. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary as a party to this Agreement.
[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, Grantor has executed and delivered this Agreement as of the date first-above written.
OPAL FUELS INTERMEDIATE HOLDCO LLC
OPAL FUELS STATION SERVICES LLC
OPAL FUEL SERVICES LLC
OPAL ENVIRONMENTAL CREDIT MARKETING LLC
OPAL STATION HOLDINGS LLC
OPAL STATION SERVICES LLC
OPAL DISPENSING LLC
OPAL RENEWABLE POWER HOLDCO I LLC
OPAL RENEWABLE POWER LLC
ALBANY ENERGY LLC
ARBOR HILLS ENERGY LLC
C&C ENERGY LLC
CMS CHARLOTTE ENERGY LLC
CONCORD ENERGY LLC
FALL RIVER RENEWABLE POWER LLC
MIRAMAR ENERGY LLC
MM LOPEZ ENERGY LLC
MM SAN DIEGO LLC
MM TAUNTON ENERGY LLC
MM WEST COVINA LLC
NEO ALBANY, L.L.C.
NEO LOPEZ CANYON LLC
NEO SAN DIEGO LLC
NEO TAUNTON LLC
NEO WEST COVINA LLC
PIONEER CROSSING ENERGY LLC
PORT CHARLOTTE ENERGY LLC
PRINCE WILLIAM HOLDINGS LLC
MM PRINCE WILLIAM ENERGY LLC
NEO PRINCE WILLIAM, LLC
PRINCE WILLIAM ENERGY LLC
RICHMOND ENERGY LLC
SAN MARCOS ENERGY LLC
SANTA CRUZ ENERGY LLC
SYCAMORE ENERGY LLC
SYCAMORE ENERGY 1 LLC
SYCAMORE ENERGY 2 LLC
OPAL FUELS RNG HOLDCO I LLC
BEACON HOLDCO LLC
BEACON RNG LLC
BEACON RNG ACQUISITION LLC, and
BEACON LANDFILL GAS HOLDINGS LLC

By:   /s/ Ann Anthony
Name: Ann Anthony
Title: Chief Financial Officer
Signing as Chief Financial Officer for
each of the Grantors above

GREENTREE LANDFILL GAS COMPANY, LLC,
IMPERIAL LANDFILL GAS COMPANY, LLC,
NEW RIVER HOLDCO LLC,
NEW RIVER RNG LLC,
PINE BEND HOLDCO LLC,
NOBLE ROAD HOLDCO LLC,

        [Signature Page To Security Agreement]

POLK COUNTY RNG LLC, and
PRINCE WILLIAM RNG LLC,

By:   /s/ Ann Anthony
Name: Ann Anthony
Title: Chief Financial Officer
Signing as Chief Financial Officer for
each of the Grantors above

        [Signature Page To Security Agreement]

BANK OF AMERICA, N.A. as Collateral Agent
By:       /s/ Teresa Weirath
Name: Teresa Weirath
Title: Vice President
        [Signature Page To Security Agreement]

SCHEDULE 1
to
SECURITY AGREEMENT
Address for Notices and Jurisdiction of Organization

Name of Grantor	Type of Organization	Jurisdiction of Organization	Organizational ID Number
OPAL Fuels Intermediate HoldCo LLC	Limited Liability Company	Delaware	6273591
OPAL Fuels Station Services LLC	Limited Liability Company	Delaware	5261643
OPAL Fuel Services LLC	Limited Liability Company	Delaware	6163940
OPAL Environmental Credit Marketing LLC	Limited Liability Company	Delaware	6163931
OPAL Station Holdings LLC	Limited Liability Company	Delaware	6163944
OPAL Station Services LLC	Limited Liability Company	Delaware	6163957
OPAL Dispensing LLC	Limited Liability Company	Delaware	6163949
OPAL Renewable Power HoldCo I LLC	Limited Liability Company	Delaware	4831955
OPAL Renewable Power LLC	Limited Liability Company	Delaware	4714835
Albany Energy LLC	Limited Liability Company	Delaware	4587394
Arbor Hills Energy LLC	Limited Liability Company	Delaware	5230159
C&C Energy LLC	Limited Liability Company	Delaware	5230161
CMS Charlotte Energy LLC	Limited Liability Company	Delaware	5243301
Concord Energy LLC	Limited Liability Company	Delaware	4660902
Fall River Renewable Power LLC	Limited Liability Company	Delaware	3179279
    [Schedule 1 To Security Agreement Page 1]

Miramar Energy LLC	Limited Liability Company	Delaware	4782246
MM Lopez Energy LLC	Limited Liability Company	Delaware	2694770
MM San Diego LLC	Limited Liability Company	Delaware	2704570
MM Taunton Energy LLC	Limited Liability Company	Delaware	2704579
MM West Covina LLC	Limited Liability Company	Delaware	2567632
NEO Albany, L.L.C.	Limited Liability Company	Delaware	2541718
NEO Lopez Canyon LLC	Limited Liability Company	Delaware	2579270
NEO San Diego LLC	Limited Liability Company	Delaware	2551333
NEO Taunton LLC	Limited Liability Company	Delaware	2707248
NEO West Covina LLC	Limited Liability Company	Delaware	2774083
Pioneer Crossing Energy LLC	Limited Liability Company	Delaware	5775914
Port Charlotte Energy LLC	Limited Liability Company	Delaware	5849092
Prince William Holdings LLC	Limited Liability Company	Delaware	7175034
MM Prince William Energy LLC	Limited Liability Company	Delaware	2763901
NEO Prince William, LLC	Limited Liability Company	Delaware	2679135

[Schedule 2 To Security Agreement Page 2]

Prince William Energy LLC	Limited Liability Company	Delaware	4660900
Richmond Energy LLC	Limited Liability Company	Delaware	4546520
San Marcos Energy LLC	Limited Liability Company	Delaware	4747393
Santa Cruz Energy LLC	Limited Liability Company	Delaware	4642269
Sycamore Energy LLC	Limited Liability Company	Delaware	4889635
Sycamore Energy 1 LLC	Limited Liability Company	Delaware	4747392
Sycamore Energy 2 LLC	Limited Liability Company	Delaware	4889635
OPAL Fuels RNG HoldCo I LLC	Limited Liability Company	Delaware	7624631
Beacon HoldCo LLC	Limited Liability Company	Delaware	7295134
Beacon RNG LLC	Limited Liability Company	Delaware	7228496
Beacon RNG Acquisition LLC	Limited Liability Company	Delaware	7228501
Beacon Landfill Gas Holdings LLC	Limited Liability Company	Delaware	3962838
Greentree Landfill Gas Company, LLC	Limited Liability Company	Pennsylvania	551556
Imperial Landfill Gas Company, LLC	Limited Liability Company	Pennsylvania	560933
New River HoldCo LLC	Limited Liability Company	Delaware	3716980

[Schedule 2 To Security Agreement Page 3]

New River RNG LLC	Limited Liability Company	Delaware	7010586
Pine Bend HoldCo LLC	Limited Liability Company	Delaware	7420686
Noble Road HoldCo LLC	Limited Liability Company	Delaware	3311051
Polk County RNG LLC	Limited Liability Company	Delaware	7404953
Prince William RNG LLC	Limited Liability Company	Delaware	6086919

[Schedule 2 To Security Agreement Page 4]

Address for Notices:
OPAL Fuels Intermediate HoldCo LLC
One North Lexington Avenue
Suite 1450
White Plains, NY 10601
Attention: Tom Plant
Telephone: 914-421-4915
Facsimile: 914-421-0052
Electronic Mail: tplant@opalfuels.com

With a copy to:

OPAL Fuels Intermediate HoldCo LLC
One North Lexington Avenue
Suite 1450
White Plains, NY 10601
Attention: Ann Anthony
Telephone: 302-803-9012
Facsimile: 914-421-0052
Electronic Mail: aanthony@opalfuels.com

And

noticeofficer@opalfuels.com

[Schedule 2 To Security Agreement Page 5]

SCHEDULE 2
to
SECURITY AGREEMENT
EQUITY AGREEMENTS
Subscription agreements, options, warrants, or convertible securities:
None.

    [Schedule 2 To Security Agreement Page 1]

DEPOSIT ACCOUNTS

Account Holder	Bank	Account #	Type of Account	Account Designation
OPAL Fuels Intermediate HoldCo LLC	Customers Bank	4851780	Checking	OPAL Fuels Intermediate HoldCo LLC Operating Account
OPAL Fuels Intermediate HoldCo LLC	Customers Bank	5186756	Money Market	OPAL Fuels Intermediate HoldCo LLC Money Market Account
Beacon Landfill Gas Holdings LLC	JP Morgan Chase	593977686	Checking	BLGH Checking
Beacon Landfill Gas Holdings LLC	JP Morgan Chase	50036739	Money Market	BLGH Money Market
Beacon RNG LLC	JP Morgan Chase	377518219	Checking	BRNG Checking
Beacon RNG LLC	JP Morgan Chase	100078618112	Certificate of Deposit (Cash for Letter of Credit)	BRNG CD
OPAL Fuels Station Services LLC	JP Morgan Chase	170268860	Checking	Opal FSS Checking
OPAL Fuels Station Services LLC	JP Morgan Chase	50036737	Money Market	Opal FSS Money Market
New River RNG LLC	JP Morgan Chase	705791157	Checking	New River Checking

[Schedule 2 To Security Agreement Page 2]

Prince William RNG LLC	JP Morgan Chase	835855112	Checking	Prince William Checking
OPAL Renewable Power HoldCo I LLC (f/k/a FortiStar Methane 3 Holdings LLC)	JP Morgan Chase	180250050	Checking	OPAL RP HoldCo I Checking
OPAL Renewable Power LLC (f/k/a FortiStar Methane 3 LLC)	JP Morgan Chase	928975272	Checking	OPAL RP Checking

[Schedule 2 To Security Agreement Page 3]

EQUITY AND RELATED MATTERS
Pledged Equity

Issuer	Owner	Class of Membership Interests	Certificate(s) No(s).	Membership Interests %;
OPAL Fuels Station Services LLC	Borrower	N/A	N/A	100%
OPAL Fuel Services LLC	Borrower	N/A	N/A	100%
OPAL Environmental Credit Marketing LLC	Borrower	N/A	N/A	100%
OPAL Station Holdings LLC	OPAL Fuel Services LLC	N/A	N/A	100%
OPAL Station Services LLC	OPAL Fuel Services LLC	N/A	N/A	100%
OPAL Dispensing LLC	OPAL Fuel Services LLC	N/A	N/A	100%
OPAL Renewable Power HoldCo I LLC	Borrower	N/A	N/A	100%
OPAL Renewable Power LLC	OPAL Renewable Power HoldCo I LLC	N/A	N/A	100%
Albany Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Arbor Hills Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
C&C Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
CMS Charlotte Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Concord Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Fall River Renewable Power LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Miramar Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
MM Lopez Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%

[Schedule 2 To Security Agreement Page 4]

MM San Diego LLC	OPAL Renewable Power LLC	N/A	N/A	100%
MM Taunton Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
MM West Covina LLC	OPAL Renewable Power LLC	N/A	N/A	100%
NEO Albany, L.L.C.	OPAL Renewable Power LLC	N/A	N/A	100%
NEO Lopez Canyon LLC	OPAL Renewable Power LLC	N/A	N/A	100%
NEO San Diego LLC	OPAL Renewable Power LLC	N/A	N/A	100%
NEO Taunton LLC	OPAL Renewable Power LLC	N/A	N/A	100%
NEO West Covina LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Pioneer Crossing Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Port Charlotte Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Prince William Holdings LLC	OPAL Renewable Power LLC	N/A	N/A	100%
MM Prince William Energy LLC	Prince William Holdings LLC	N/A	N/A	100%
NEO Prince William, LLC	Prince William Holdings LLC	N/A	N/A	100%
Prince William Energy LLC	Prince William Holdings LLC	N/A	N/A	100%
Richmond Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
San Marcos Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Santa Cruz Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%

[Schedule 2 To Security Agreement Page 5]

Sycamore Energy LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Sycamore Energy 1 LLC	OPAL Renewable Power LLC	N/A	N/A	100%
Sycamore Energy 2 LLC	OPAL Renewable Power LLC	N/A	N/A	100%
OPAL Fuels RNG HoldCo I LLC	Borrower	N/A	N/A	100%
Beacon HoldCo LLC	OPAL Fuels RNG HoldCo I LLC	N/A	N/A	100%
Beacon RNG LLC	Beacon HoldCo LLC	N/A	N/A	100%
Beacon RNG Acquisition LLC	Beacon RNG LLC	N/A	N/A	100%
Beacon Landfill Gas Holdings LLC	Beacon RNG Acquisition LLC	N/A	N/A	100%
Greentree Landfill Gas Company, LLC	Beacon Landfill Gas Holdings LLC	N/A	1	100%
Imperial Landfill Gas Company, LLC	Beacon Landfill Gas Holdings LLC	N/A	1	100%
New River HoldCo LLC	OPAL Fuels RNG HoldCo I LLC	N/A	N/A	100%
New River RNG LLC	New River HoldCo LLC	N/A	N/A	100%
Pine Bend HoldCo LLC	OPAL Fuels RNG HoldCo I LLC	N/A	N/A	100%
Noble Road HoldCo LLC	OPAL Fuels RNG HoldCo I LLC	N/A	N/A	100%
Polk County RNG LLC	OPAL Fuels RNG HoldCo I LLC	N/A	N/A	100%
Prince William RNG LLC	OPAL Fuels RNG HoldCo I LLC	N/A	N/A	100%

Operating/management/voting/shareholder agreements (other than Organizational Documents):

[Schedule 2 To Security Agreement Page 6]

The Management Services Agreement.

[Schedule 2 To Security Agreement Page 7]

SECURITIES ACCOUNTS
None.

[Schedule 2 To Security Agreement Page 8]

LETTER OF CREDIT RIGHTS
None.

[Schedule 2 To Security Agreement Page 9]

COMMERCIAL TORT CLAIMS
None.

[Schedule 2 To Security Agreement Page 10]

SCHEDULE 3
to
SECURITY AGREEMENT
PERFECTION MATTERS
    Filing of UCC-1 Financing Statements naming the following Persons as “Debtor” and the Collateral Agent as “Secured Party” in the following Jurisdictions:

Debtor	Filing Office	Filing Jurisdiction
OPAL Fuels Intermediate HoldCo LLC	Delaware Secretary of State	Delaware
OPAL Fuels Station Services LLC	Delaware Secretary of State	Delaware
OPAL Fuel Services LLC	Delaware Secretary of State	Delaware
OPAL Environmental Credit Marketing LLC	Delaware Secretary of State	Delaware
OPAL Station Holdings LLC	Delaware Secretary of State	Delaware
OPAL Station Services LLC	Delaware Secretary of State	Delaware
OPAL Dispensing LLC	Delaware Secretary of State	Delaware
OPAL Renewable Power HoldCo I LLC	Delaware Secretary of State	Delaware
OPAL Renewable Power LLC	Delaware Secretary of State	Delaware
Albany Energy LLC	Delaware Secretary of State	Delaware
Arbor Hills Energy LLC	Delaware Secretary of State	Delaware
C&C Energy LLC	Delaware Secretary of State	Delaware
CMS Charlotte Energy LLC	Delaware Secretary of State	Delaware
Concord Energy LLC	Delaware Secretary of State	Delaware
Fall River Renewable Energy LLC	Delaware Secretary of State	Delaware
Miramar Energy LLC	Delaware Secretary of State	Delaware
MM Lopez Energy LLC	Delaware Secretary of State	Delaware
MM San Diego LLC	Delaware Secretary of State	Delaware
MM Taunton Energy LLC	Delaware Secretary of State	Delaware
MM West Covina LLC	Delaware Secretary of State	Delaware
NEO Albany, L.L.C.	Delaware Secretary of State	Delaware
NEO Lopez Canyon LLC	Delaware Secretary of State	Delaware
NEO San Diego LLC	Delaware Secretary of State	Delaware
NEO Taunton LLC	Delaware Secretary of State	Delaware
NEO West Covina LLC	Delaware Secretary of State	Delaware
Pioneer Crossing Energy LLC	Delaware Secretary of State	Delaware
Port Charlotte Energy LLC	Delaware Secretary of State	Delaware
Prince William Holdings LLC	Delaware Secretary of State	Delaware
MM Prince William Energy LLC	Delaware Secretary of State	Delaware
NEO Prince William, LLC	Delaware Secretary of State	Delaware
Prince William Energy LLC	Delaware Secretary of State	Delaware
    [Schedule 3 To Security Agreement Page 1]

Richmond Energy LLC	Delaware Secretary of State	Delaware
San Marcos Energy LLC	Delaware Secretary of State	Delaware
Santa Cruz Energy LLC	Delaware Secretary of State	Delaware
Sycamore Energy LLC	Delaware Secretary of State	Delaware
Sycamore Energy 1 LLC	Delaware Secretary of State	Delaware
Sycamore Energy 2 LLC	Delaware Secretary of State	Delaware
OPAL Fuels RNG HoldCo I LLC	Delaware Secretary of State	Delaware
Beacon HoldCo LLC	Delaware Secretary of State	Delaware
Beacon RNG LLC	Delaware Secretary of State	Delaware
Beacon RNG Acquisition LLC	Delaware Secretary of State	Delaware
Beacon Landfill Gas Holdings LLC	Delaware Secretary of State	Delaware
Greentree Landfill Gas Company, LLC	Pennsylvania Secretary of State	Pennsylvania
Imperial Landfill Gas Company, LLC	Pennsylvania Secretary of State	Pennsylvania
New River HoldCo LLC	Delaware Secretary of State	Delaware
New River RNG LLC	Delaware Secretary of State	Delaware
Pine Bend HoldCo LLC	Delaware Secretary of State	Delaware
Noble Road HoldCo LLC	Delaware Secretary of State	Delaware
Polk County RNG LLC	Delaware Secretary of State	Delaware
Prince William RNG LLC	Delaware Secretary of State	Delaware

[Schedule 2 To Security Agreement Page 2]